KENTUCKY INVESTORS, INC.
200 CAPITAL AVENUE
FRANKFORT, KENTUCKY 40601

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 9, 1996

TO THE SHAREHOLDERS OF
KENTUCKY INVESTORS, INC.

     Notice is hereby given that the annual meeting of shareholders of Kentucky Investors, Inc., a Kentucky corporation, (the "Company") will be held at the Investors Heritage Life Insurance Company auditorium, Second and Shelby Streets, Frankfort, Kentucky 40601, on Thursday, May 9, 1996, at 11:00 A.M. (Eastern Daylight Time), for the following purposes:

     (1) To elect three Directors to hold office for a term of three years each or until their successors are duly elected and qualified;


     (2) To transact such other business as may properly come before the meeting, or any adjournment thereof.

     The Board of Directors, in accordance with the By-laws, has fixed the close of business on March 29, 1996, as the record date for determining the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. The stock transfer books will not be closed.

     It is hoped that you will attend the meeting, but if it is not your intention to be present, you are respectfully requested to sign, date and return the enclosed proxy immediately in the accompanying postage-prepaid envelope. The proxy is being solicited by and on behalf of the Board of Directors of the Company.

     Your attention is directed to the Company's 1995 annual report and to the proxy statement, both of which accompany this notice.

                                   By Order of the Board of Directors

                                   /s/
                                   Wilma Yeary, CPS, Secretary

P.O. Box 717
Frankfort, Kentucky 40602
April 19, 1996







                                 PROXY STATEMENT
                   ANNUAL MEETING OF SHAREHOLDERS, MAY 9, 1996

     The following information is furnished in connection with the solicitation of the enclosed proxy by and on behalf of the Board of Directors of Kentucky Investors, Inc. (the "Company" or "KII"), for use at the annual meeting of shareholders of the Company to be held at the Investors Heritage Life Insurance Company auditorium, Second and Shelby Streets, Frankfort, Kentucky 40601, on Thursday, May 9, 1996, at 11:00 A.M.(Eastern Daylight Time), and at any adjournment thereof, for the purposes set forth in the Notice of annual meeting.

PROXY MAY BE REVOKED
     A shareholder executing and returning the enclosed proxy may revoke such proxy at any time prior to exercise of the authority thereby given by giving written notice to the Secretary of the Company as provided by Kentucky Revised Statutes 271B.7-220(6).

COST AND METHOD OF SOLICITATION
     The Board of Directors intends to solicit proxies by use of the mails, and all costs of soliciting proxies for this annual meeting will be borne by the Company. The proxy statement and form of proxy will be mailed to the shareholders on April 19, 1996.

VOTING SECURITIES
     The Company has issued one class of capital stock. There are 1,160,000 shares outstanding of which 811,128 are entitled to one vote each, except that in election of Directors, cumulative voting rights apply as provided by Kentucky Revised Statutes 271B.7-280. Each shareholder shall have the right to cast as many votes in the aggregate as he is entitled to vote, multiplied by the number of Directors to be elected, and may cast the whole number for one candidate or distribute such votes among two or more candidates. Investors Heritage Life Insurance Company ("IHLIC"), 200 Capital Avenue, Frankfort, Kentucky 40601 holds directly 254,687 shares or 22% of the stock of the Company. Investors Underwriters, Inc. ("IUI"), 200 Capital Avenue, Frankfort, Kentucky 40601 owns 94,185 shares or 8% of the stock of the Company. IHLIC owns 603 shares or 96% of the stock of Investors Underwriters, Inc. HLW Investment Corp., 200 Capital Avenue, Frankfort, Kentucky 40601, owns 130,824 shares or 11% of the Company. No other person is known by the Company to own of record, or beneficially, more than 5% of the Company's capital stock except as shown on the table below. The Board of Directors has fixed March 29, 1996, as the record date for determining those eligible to vote, and only such persons as are shareholders of record at the close of business on that day will be entitled to vote at such meeting, and at any adjournment thereof.

THE PURPOSE OF THE MEETING SHALL BE:

     (1) To elect three Directors to hold office for a term of three years each or until their successors are duly elected and qualified;

     (2) To transact such other business as may properly come before the meeting, or any adjournment thereof.


ELECTION OF DIRECTORS

     The Articles of Incorporation provide that three Directors shall be elected at each annual meeting for a term of three years.

     The persons named in the proxy shall vote the shares represented by the proxies returned and duly executed in favor of the election of the three Directors named below, unless the authority is withheld, to hold office for terms of three years each or until their successors are duly elected and qualified. All nominees have consented to serve. In the event any of the persons named below shall not be available, proxies will be voted for such substitute nominee, or nominees, as the persons named in the proxy shall designate.

     The following information is given with respect to the nominees for election as Directors and for each of the other Directors whose terms will continue after the meeting except as noted. Each Director was elected to his present term of office by vote of the shareholders at an annual meeting. Each of the Directors has had the business experience indicated for more than five years except for Gordon Duke and David Reed. From 1987 to 1991, Mr. Duke was a business consultant. In 1991 Mr. Duke served as the Budget Director for the Commonwealth of Kentucky. During 1992, Mr. Duke became President of Court Key Inc. In February 1994, Mr. Duke became Executive Vice President, Asset Management Division, for Webb Companies, Lexington, Kentucky. For 17 years prior to 1992, Mr. Reed was the President of Reed Crushed Stone, Gilbertsville, Kentucky. Since that time Mr. Reed has been an independent businessman.

                              Number of Shares of Capital Stock of the Company and Its Subsidiaries Beneficially Owned, Directly or Indirectly, by Nominees and Other Directors as of December 31, 1995.

                                         IHLIC
Name,Position                 Kentucky   (74% Owned   Percentage
With the Company     Director Investors, Subsi-       of Stock
&Business Experience Since    Inc. (1)   diary)       Owned

NOMINEES:

Helen S. Wagner       1986    30,000(2)   2,500(3)        3%
Director. Real
Estate Broker,
Secretary/
Treasurer,Wagner-
Shuck Builders,
Inc. Director,
IHLIC.
Age 59.

+ Gordon Duke         1991          110         55       (-)
Director. Executive
Vice President,
Asset
Management Division,
Webb Companies.
Age 50.

*+Robert M. Hardy,Jr. 1988    12,247(4)      20(5)        1%
aDirector & General
Counsel.  Director &
General Counsel, IHLIC.
Age 38.

Other Directors Whose Terms Will Continue
After Meeting:

*+Harry Lee           1963  752,488(6)  737,351(7)       65%
Waterfield II                  (8) (9)    (10)(11)
aChairman of                 (12) (13)    (14)(15)
the Board                    (16) (17)        (18)
& President. Chairman        (19) (20)
of the Board,                (21) (22)
 President
&Chief Executive
Officer, IHLIC.
Age 52.

+H. Glenn Doran       1963      20,000         783        2%
*Director. Chairman of
the Board, Peoples
Bank of Murray.
Director, IHLIC.
Age 70.

aJerry F. Howell      1963       6,000         346       (-)
Director. Independent
Investor.
Director, IHLIC.
Age 82.

*Dr. Jerry F.
Howell,Jr.            1983      35,610       1,124        3%
Director. Head, Dept.
of Biological and
Environmental Science,
Morehead State
University.
Director, IHLIC.
Age 54.

aDavid W. Reed        1982      25,950       1,214        2%
Director.
Independent
Businessman.
Age 41.

+Warner Hines         1963      10,000          55       (-)
Director. Realtor.
Age 68.

All Directors and Officers as a Group:               910,471

*   Member of Executive Committee
+   Member of Finance Committee
a   Member of Nominating Committee
(-) Indicates less than 1%

(1) At December 31, 1995, 811,128 shares were outstanding and entitled to vote.

(2) Includes 3,200 shares of KII held in an irrevocable trust for the benefit of the children of Helen S. Wagner.

(3) Includes 1,538 shares of IHLIC held in an irrevocable trust for the benefit of the children of Helen S. Wagner.

(4) Includes 4,049 shares of KII purchased under Kentucky Investors, Inc., and Affiliated Companies 401(k) Savings Plan and Trust Agreement ("401(k) Plan") held in Trust by Farmers Bank and Capital Trust Company, Frankfort, Kentucky ("Farmers Bank").

(5)  Includes 9 shares of IHLIC held under the ESOP held in trust by Farmers
Bank.

(6) Mr. Waterfield II is part of a group which includes HLW Investment Corp., HLW Corporation, RoseGayle Waterfield Hardy, Nancy Waterfield Walton, Harry Lee Waterfield II Irrevocable Trust Funds 1,2,3 and 4, RoseGayle Waterfield Hardy, Nancy Waterfield Walton and Harry Lee Waterfield II Trust dated 12/22/76, IHLIC, IUI, TAP & CO. and KII Employee Retirement Plan.

(7) Includes 7,900 shares of IHLIC owned by HLW Investment Corp. of which Mr. Waterfield II is an officer.

(8) Includes 130,824 shares of KII owned by HLW Investment Corp. of which Mr. Waterfield II is an officer.

(9) Includes 41,836 shares of KII owned by HLW Corporation of which Mr. Waterfield II is an officer.

(10) Includes 642 shares of IHLIC owned by HLW Corporation of which Mr. Waterfield II is an officer.

(11) Includes 3,038 shares of IHLIC held in the name of CEDE & Co., nominee for the three separate Irrevocable Trusts for Harry Lee Waterfield II, RoseGayle Waterfield Hardy and Nancy Waterfield Walton.

(12) Includes 15,222 shares of KII held in trust for the benefit of the children of Harry Lee Waterfield.

(13) Includes 13,344 shares of KII purchased under the 401(k) Plan held in Trust by Farmers Bank.

(14) Includes 200 shares of IHLIC held by Nancy Waterfield Walton - see Footnote (5).

(15) Includes 241 shares of IHLIC held by RoseGayle Waterfield Hardy - see Footnote (5).

(16) Includes 12,063 shares of KII held by Nancy Waterfield Walton - see Footnote (5).

(17) Includes 9,502 shares of KII held by RoseGayle Waterfield Hardy - see footnote(5).

(18) Includes 59,248 or 6% of the shares of IHLIC held in the name of TAP & CO. for the benefit of employees who participate in the 401(k) Plan. Mr. Waterfield II is a member of the Administrative Committee which directs the voting of these shares.

(19) Includes 254,687 shares of KII held by IHLIC and 94,185 shares of KII held by IUI. Mr. Waterfield II is Chairman of both companies. The corporations have the power to dispose of these shares.

(20) Includes 103,668 or 12% of the shares of KII, held in the name of TAP & CO. for the benefit of employees who participate in the 401(k) Plan. Mr. Waterfield II is a member of the Administrative Committee which directs the voting of these shares.

(21) Includes 32,559 shares of KII held in the name of CEDE & Co., nominee for the twelve separate Irrevocable Trusts, three each (Funds 1, 2, 3 and 4) for Harry Lee Waterfield II, RoseGayle Waterfield Hardy and Nancy Waterfield Walton, respectively.

(22) Includes 23,926 shares of KII owned by the Kentucky Investors, Inc., Employee Retirement Plan of which Mr. Waterfield II is a member of the Retirement Plan Committee.


     Meetings of the Board of Directors are held on call and there is an organizational meeting following the annual meeting of shareholders. The Board had 8 meetings in 1995.

     The Board has an Executive Committee that exercises the power of the Board of Directors in management of the business affairs during intervals between meetings of the Board. The Board considers the action of the Executive Committee and has approval and veto power over its actions. The Executive Committee met 3 times in 1995.

     The Board of Directors has provided for a Finance Committee that meets on call and reviews and makes recommendations concerning investments to the Board
of Directors.   The Finance Committee did not meet in 1995.

     The Board of Directors has provided for a Nominating Committee that meets on call and submits recommendations to the Board of Directors for members of the Board to be submitted to the shareholders for election. The Nominating Committee met 1 time in 1995.

     No one attended fewer than 75% of the aggregate of the total number of Board and Committee meetings. The Directors were paid $100 for each Board Meeting.

SHAREHOLDER PROPOSALS FOR THE 1997 MEETING
     Shareholders who wish to suggest nominees or offer proposals intended to be presented at the 1997 annual meeting must forward this information to the Secretary of the Company no later than December 20, 1996.

COMPENSATION OF EXECUTIVE OFFICERS PAID BY THE CORPORATION AND ITS SUBSIDIARIES
     The Company does not pay any of its executive officers a regular salary; therefore, the Company does not have a Compensation Committee. The expense of the retirement plan to Kentucky Investors, Inc., for its executive officers is none. Seven executive officers of the Company, who also serve as Directors and/or officers of IHLIC were compensated by IHLIC. The following table sets forth each executive officer whose aggregate direct compensation from IHLIC exceeded $100,000.


NAME AND PRINCIPAL    YEAR        SALARY($)       BONUS($)
POSITION


Harry Lee
Waterfield II         1995    $142,684.00(1)     $21,330.00
President,Chairman
of the Board, &       1994    $136,924.00(1)     $20,858.00
Chief Executive
Officer               1993    $131,449.24(1)     $20,411.01


STOCK PERFORMANCE GRAPH
     The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to the Company's shareholders during the five year period ended December 31, 1995, as well as an overall stock market index (Russell 2000) and the Company's peer group index selected on an industry basis. The component companies utilized in the peer group are identical to those used last year and include The Liberty Corp., Realiastar Financial Corp., Pioneer Financial Services Inc., Provident Companies, Inc., Torchmark Corp., UNUM corp., USLife Corp., and Washington national Corp. The peer group utilized this year is identical to last year's peer group. NWNL Cos., Inc. which appeared in last year's peer group merged with USLICO Corp. and the surviving company changed its name to Realiastar Financial Corp. The market capitalization of each peer group company is weighted in the performance graph presented below.


Comparison of Five-Year Cumulative Total Return*
Kentucky Investors, Russell 2000 Index, Peer Group
(Performance results through 12/31/95)

This performance graph appears here.



              1990    1991     1992     1993     1994    1995
KINV          $100.00 $102.77  $101.55  $108.54  $111.75 $117.45
RUSSELL 2000  $100.00 $146.05  $172.94  $205.64  $201.56 $258.89
PEER GROUP    $100.00 $144.23  $204.11  $196.36  $158.38 $230.08

Assumes $100 invested at the close of trading 12/90 in Kentucky Investors common stock, Russell 2000 Index, and Peer Group.
*Cumulative total return assumes reinvestment of dividends.


                                     Source:  Value Line, Inc.
Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

AUDITORS
     Ernst & Young, LLP, Louisville, Kentucky, is the independent auditing firm for the Company and has been since 1981, including the most recent year of 1995. A representative is expected to be present at the shareholders' meeting with the opportunity to make a statement and will respond to appropriate questions. The services provided by Ernst & Young, LLP during 1995 consisted of the audit of the Company's financial statements and audit of the Company's employee benefit plans. No member of the firm of Ernst & Young, LLP has any relationship with the Company other than the usual relationship that exists between independent auditors and clients.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     There were no other transactions to which the Company was or is to be a party, in which any officer or Director or nominee for election as Director had any direct or indirect material interest.

     At the date of this proxy statement, management knows of no other matters to come before the meeting. However, if any other matter properly comes before the meeting, it is the intention of the persons named in the proxy statement to vote on such matters in accordance with their best judgment.

                                   By Order of the Board of Directors
                                   KENTUCKY INVESTORS, INC.
Frankfort, Kentucky
April 19, 1996                     /s/
                                   Wilma Yeary, CPS, Secretary




Proxy                       KENTUCKY INVESTORS, INC.  Proxy
                  200 CAPITAL AVENUE, FRANKFORT, KENTUCKY 40601

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harry Lee Waterfield II and Jerry F. Howell, or either of them, attorneys with full power of substitution to vote as proxies for the undersigned at the annual meeting of shareholders of Kentucky Investors, Inc. to be held on May 9, 1996, or at any adjournment thereof, and vote as designated below with all powers the undersigned would possess, if present, upon matters described in the notice of annual meeting and proxy statement dated April 19, 1996 as follows:

(1) Election of   __FOR all nominees    __WITHHOLD AUTHORITY
Directors         listed below (except  to vote for all nominees
                  as marked to the      below
                  contrary below)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME:

    Helen S. Wagner          Gordon Duke      Robert M. Hardy, Jr.



(2) On any other matter which may come before the meeting in accordance with their best judgement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

This proxy when properly executed will be voted in accordance with instructions specified but in the absence of any instructions will be voted "FOR".

Please sign exactly as name appears on address. If shares of stock are held jointly, all joint owners should sign. If signing as attorney, administrator, executor, guardian, trustee or corporate officer, please add your title as such.



_____________________________

_____________________________
Shareholder's signature

Date_________________________, 1996

TO BE COUNTED, THIS PROXY MUST BE SIGNED, DATED AND RECEIVED BY THE CORPORATE SECRETARY OF KENTUCKY INVESTORS, INC., 200 CAPITAL AVENUE, P.O. BOX 717, FRANKFORT, KENTUCKY 40602, ON OR BEFORE MAY 9, 1996.




DIRECTORS


H. GLENN DORAN (1963)  E, F
Chairman of the Board,
Peoples Bank of Murray
Director, IHLIC

GORDON DUKE (1991) F
Executive Vice President, Asset
Management Division, Webb Companies

ROBERT M. HARDY, JR. (1988) E, F, N
Director, General Counsel
Investors Heritage Life Insurance Company
Kentucky Investors, Inc.

WARNER HINES (1963) N
Realtor

JERRY F. HOWELL (1963) N
Independent Investor
Director, IHLIC

DR. JERRY F. HOWELL, JR. (1983) E
Head, Dept. of Biological &
Environmental Sciences
Morehead State University
Director, IHLIC

DAVID W. REED (1982) N
Independent Businessman

HELEN S. WAGNER (1986)
Real Estate Broker,
Secretary/Treasurer, Wagner-Shuck
Builders, Inc.
Director, IHLIC

HARRY LEE WATERFIELD II (1963) E, F, N
Chairman of the Board, President & CEO
Investors Heritage Life Insurance Company
Kentucky Investors, Inc.

E - Member of Executive Committee
F - Member of Finance Committee
N - Member of Nominating Committee